DELAWARE GROUP EQUITY FUNDS V

Delaware Dividend Income Fund
(the "Fund")

Supplement to the Fund's
Class A * Class B * Class C * Class R Prospectus
dated March 28, 2008

Effective December 19, 2008, Delaware Management Company has changed the voluntary waiver for its investment advisory fees and expenses for the Fund as set forth below. The tables below also reflect restated expenses due to a decline in the amount of assets under management for the Fund.

The following replaces the section entitled, "Fees and expenses - What are the Fund's fees and expenses?" beginning on page 4 of the Fund's prospectus.

What are the Fund's fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

CLASS	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption fees	none	none	none	none
Exchange fees[4]	none	none	none	none

Annual fund operating expenses are deducted from the Fund's assets.

CLASS	A	B	C	R
Management fees[5]	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees[6]	0.30%[6]	1.00%	1.00%	0.60%[6]
Other expenses[7]	0.47%	0.47%	0.47%	0.47%
Total annual fund operating expenses	1.42%	2.12%	2.12%	1.72%
Fee waivers and payments	(0.05%)	N/A	N/A	(0.10%)
Net expenses	1.37%	2.12%	2.12%	1.62%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years 2 through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS	A	B8	B8 (if redeemed)	C	C (if redeemed)	R
1 year	$706	$215	$615	$215	$315	$165
3 years	$994	$664	$939	$664	$664	$532
5 years	$1,302	$1,139	$1,364	$1,139	$1,139	$924
10 years	$2,175	$2,274	$2,274	$2,452	$2,452	$2,022

  A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge (CDSC) will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.
      If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.
      Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.
      Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

5    Management fees have been restated to reflect the elimination of available breakpoints. The investment manager (Manager) has voluntarily agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding 1.00% of Delaware Dividend Income Fund's average daily net assets from December 19, 2008 until such time as the waiver is discontinued. These expense waivers and reimbursements may be discontinued at any time because they are voluntary, and they apply only to expenses paid directly by the Fund. The fees and expenses shown in the table above do not reflect the voluntary caps. The following table shows the Fund's operating expenses and reflects the Manager's voluntary fee waivers and payments, and the distributor's contractual fee waivers (as described below), as applicable:

CLASS	A	B	C	R
Management fees	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%
Other expenses7	0.35%	0.35%	0.35%	0.35%
Total annual fund operating expenses	1.25%	2.00%	2.00%	1.50%

6    The Fund's distributor (Distributor) has contracted to limit the Class A shares' and Class R shares' 12b-1 fees from April 1, 2008 through March 31, 2009 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

7    Other expenses have been restated.

8    The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Kristen E. Bartholdson has been added as a portfolio manager to Delaware Dividend Income Fund.

The following replaces the information beginning with the first paragraph of the section, "Who manages the Fund - Portfolio managers" beginning on page 15 of the Fund's prospectus.

Babak Zenouzi, Damon J. Andres, D. Tysen Nutt, Jr., Anthony A. Lombardi, Robert A. Vogel, Jr., Nikhil G. Lalvani, Nashira S. Wynn and Kristen E. Bartholdson have primary responsibility for making day-to-day investment decisions for the equity portion of the Fund. Mr. Andres has been on the Fund's investment management team since the Fund's inception. Messrs. Nutt, Lombardi and Vogel assumed responsibility for the Fund in March 2005. Mr. Zenouzi assumed responsibility for the Fund in May 2006, Mr. Lalvani and Ms. Wynn assumed responsibility for the Fund in October 2006 and Ms. Bartholdson assumed responsibility for the Fund in December 2008.

Kevin P. Loome has primary responsibility for making day-to-day investment decisions for the fixed income portion of the Fund. Mr. Loome assumed responsibility for the Fund in August 2007.

Babak (Bob) Zenouzi, Senior Vice President, Senior Portfolio Manager
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm's global REIT product. Additionally, he serves as lead portfolio manager for the firm's Dividend Income products, which he helped to create in the 1990s. He rejoined Delaware Investments in May 2006. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell's Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm's Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.

D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader - Large-Cap Value Focus Equity
D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager
Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Lombardi graduated from Hofstra University, receiving a bachelor's degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager
Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA, Vice President, Portfolio Manager
Nikhil G. Lalvani is a portfolio manager with the firm's Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Lalvani holds a bachelor's degree in finance from The Pennsylvania State University and is a member of the CFA Society of Philadelphia.

Nashira S. Wynn, Vice President, Portfolio Manager
Nashira S. Wynn is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor's degree in finance, with a minor in economics, from The College of New Jersey, and she attended England's Oxford University as a Presidential Scholar.

Kristen E. Bartholdson, Vice President, Portfolio Manager
Kristen E. Bartholdson is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining the firm in 2006, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor's degree in economics from Princeton University.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor's degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Please keep this Supplement for future reference.

This Supplement is dated December 22, 2008.